UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 3 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): September 25, 2001
                                                 ----------------------




                              FAB INDUSTRIES, INC.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Delaware                     1-5901                     13-2581181
------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)             Identification No.)




           200 Madison Avenue, New York, New York                 10016
------------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:      (212) 592-2700
                                                    ---------------------------

_______________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 4.     Changes in Registrant's Certifying Accountant

(a)   Previous independent accountants

       (i) Ernst & Young LLP, by letter dated September 11, 2001, confirmed its resignation as the Company's principal accountant, which resignation became effective on September 25, 2001 upon the Company's engagement of BDO Seidman, LLP as the Company's new independent auditors. Ernst & Young LLP will not be involved in the review of the Company's unaudited financial statements for the quarter ended September 1, 2001.

       (ii) In connection with the audits of the Company's financial statements for the two most recent fiscal years and the subsequent interim periods through September 25, 2001, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference thereto in its reports.

       (iii) During the two most recent fiscal years and the subsequent interim periods through September 25, 2001, the Company was not advised of any of the matters referred thereto in Item 304(a)(1)(v) of Regulation S-K.

(b)   New independent accountants

       (i) On September 25, 2001, the Company retained BDO Seidman, LLP as its new independent auditors. BDO Seidman, LLP will conduct the review of the Company's unaudited financial statements for the quarter ended September 1, 2001.

       (ii) The decision to engage BDO Seidman, LLP was approved by the Company's Board of Directors and the Audit Committee of the Board of Directors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

16 Copy of letter from Ernst & Young LLP, dated September 28, 2001, addressed to the Securities and Exchange Commission

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          By:   /s/ SAMSON BITENSKY
                                              --------------------------------
                                             Name:   Samson Bitensky
                                             Title:  Chairman of the Board and
                                                     Chief Executive Officer


Date:  September 28, 2001


                                     Page 3